                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                           MAIRS AND POWER BALANCED FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       MAIRS AND POWER GROWTH FUND, INC.
                      MAIRS AND POWER BALANCED FUND, INC.

                      W-1420 First National Bank Building
                              332 Minnesota Street
                          Saint Paul, Minnesota 55101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, on May 18, 1998, at 11:00 a.m., Saint Paul time, for the following purposes:

    1.To elect six directors, each to serve until the respective Fund's next
      Annual Meeting of Shareholders and until their respective successors shall be qualified and elected;

    2.To amend the Articles of Incorporation of Mairs and Power Growth Fund,
      Inc. to increase the total number of authorized shares from 10,000,000 to 25,000,000;

    3.To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1998; and

    4.To transact such other business as may properly come before the Meeting and any adjournment thereof.

  This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote on proposals 1 and 3 above. The shareholders of Mairs and Power Growth Fund, Inc. will be asked to vote on proposals 1, 2 and 3 above.

  The Board of Directors of each Fund has established March 31, 1998 as the record date for determining shareholders entitled to notice of, and to vote at the Meeting. The transfer books of the Funds will not be closed for the Meeting. The minute book for each Fund will be available at the Meeting for inspection by its shareholders.

  All shareholders of the Funds are encouraged to attend the Meeting in person. Shareholders who are unable to be present in person at the Meeting are requested to execute and promptly return the accompanying Proxy in the enclosed envelope. The Proxy is being solicited by the Boards of Directors of the Funds. Your attendance at the Meeting, whether in person or by Proxy, is important to ensure a quorum. Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies by giving written notice to the Secretary of the respective Fund, by executing a later-dated Proxy, or by attending the Meeting and giving oral notice to the Secretary of the respective Fund.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                  George A. Mairs III, President

Saint Paul, Minnesota
April 17, 1998

                       MAIRS AND POWER GROWTH FUND, INC.
                      MAIRS AND POWER BALANCED FUND, INC.

                      W-1420 First National Bank Building
                              332 Minnesota Street
                          Saint Paul, Minnesota 55101

                             ---------------------

                                PROXY STATEMENT
                                    FOR 1998
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 18, 1998
                             ---------------------

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") for use at the Funds' combined Annual Meeting of Shareholders (the "Meeting"), to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, on May 18, 1998, at 11:00 a.m., Saint Paul time, and at any adjournment thereof, for the following purposes:

    1.To elect six directors, each to serve until the respective Fund's next
      Annual Meeting of Shareholders and until their respective successors shall be qualified and elected;

    2.To amend the Articles of Incorporation of Mairs and Power Growth Fund,
      Inc. to increase the total number of authorized shares from 10,000,000 to 25,000,000;

    3.To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 1998; and

    4.To transact such other business as may properly come before the Meeting and any adjournment thereof.

  This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote on proposals 1 and 3 above. The shareholders of Mairs and Power Growth Fund, Inc. will be asked to vote on proposals 1, 2 and 3 above.

  The Board of Directors of each Fund knows of no business which will be presented at the Meeting other than the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters are properly presented at the Meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated Proxy or a vote in person at the Meeting. Shares represented by properly executed Proxies received on behalf of each Fund will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to a Fund, the shares represented thereby will be voted (i) FOR the election of the director nominees listed in the enclosed Proxy, (ii) FOR the adoption of the amendment to the Articles of Incorporation of Mairs and Power Growth Fund, Inc., and (iii) FOR the ratification of the appointment of Ernst and Young LLP as independent auditors for each Fund's 1998 fiscal year, as applicable.

  This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the accompanying Proxy are first being mailed to shareholders on or about April 17, 1998.

  The presence at the Meeting, in person or by Proxy, of at least a majority of the total number of shares of each Fund's issued and outstanding common stock is necessary to constitute a quorum for the transaction of business at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the particular matter. Broker "non-votes" are Proxies received by a Fund from brokers or nominees who have not received instructions from the beneficial owner or other persons entitled to vote, and who do not have discretionary power to vote on a particular matter. Accordingly, shareholders whose shares are held in street name are urged to forward their voting instructions promptly.

  On March 31, 1998 (the "Record Date"), each Fund had the number of outstanding shares of common stock shown in the table below. Only holders of shares of common stock of a Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each such share of common stock of a Fund is entitled to one vote per share on each matter that comes before the Meeting for that Fund. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of a Fund represented at the Meeting in person or by Proxy is required to approve the proposals for that Fund.

                                          NUMBER OF SHARES
                                       OUTSTANDING ON RECORD
                FUND                            DATE
------------------------------------  ------------------------
  Mairs and Power Growth Fund, Inc.           5,572,521
  Mairs and Power Balanced Fund,
Inc.                                            334,984

                     I.  PROPOSAL FOR ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTOR

  The following table sets forth certain information regarding the nominees for election as director of each Fund. All of the directors elected at the Meeting will serve until the next Annual Meeting of the respective Fund's shareholders and until their respective successors shall be elected and qualified.

  All nominees for director have agreed to serve if elected. However, if any nominee should become unavailable for election, each Fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

                                                           DIRECTOR SINCE:
                                               ----------------------------------------
                                                 MAIRS AND POWER      MAIRS AND POWER
                   NOMINEE                      GROWTH FUND, INC.   BALANCED FUND, INC.      AGE
---------------------------------------------  -------------------  -------------------      ---
Charlton Dietz                                           1997                 1997               67
William B. Frels*                                        1993                 1993               58
Donald E. Garretson                                      1983                 1983               76
George A. Mairs, III*                                    1974                 1974               69
Peter G. Robb*                                           1995                 1995               49
J. Thomas Simonet                                        1992                 1992               71

---------------------
 * Messrs. Frels, Mairs and Robb are "interested persons" of each Fund, within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act") by virtue of their employment by, or equity interest in, the Funds' investment adviser. See "The Adviser."

  The business experience during the past five years and background of the nominees, each of whom currently serves as a director of both Funds, is described below:

    CHARLTON DIETZ. Mr. Dietz is currently retired. Between 1988 and 1993, Mr. Dietz served as a Senior Vice President, Legal Affairs and General Counsel of Minnesota Mining and Manufacturing Company. On September 12, 1997, the Board of Directors appointed Mr. Dietz as a Director to fill the vacancy resulting from the death of Litton E. S. Field.

    WILLIAM B. FRELS. Since 1992, Mr. Frels has served as the Vice President and Treasurer of Mairs and Power, Inc. He is the President of Mairs and Power Balanced Fund, Inc. and Secretary of Mairs and Power Growth Fund, Inc.

    DONALD E. GARRETSON. Mr. Garretson is currently retired. Between 1972 and 1985, Mr. Garretson served as a Vice President of Minnesota Mining and Manufacturing Company.

    GEORGE A. MAIRS, III. Since 1981, Mr. Mairs has served as the President of Mairs and Power, Inc. He is the President of Mairs and Power Growth Fund, Inc. and Secretary of Mairs and Power Balanced Fund, Inc.

    PETER G. ROBB. Since 1994, Mr. Robb has served as the Vice President and Secretary of Mairs and Power, Inc. He is the Vice President of both Funds. Between 1986 and 1994, Mr. Robb served as a Vice President and Portfolio Manager for U.S. Bank Trust National Association (formerly First Trust National Association), Saint Paul, Minnesota.

    J. THOMAS SIMONET. Mr. Simonet is currently retired. Between 1981 and 1985, Mr. Simonet served as the Chief Executive Officer of U.S. Bank Trust National Association (formerly First Trust National Association), Saint Paul, Minnesota.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE REVIEWED THE PROPOSAL REGARDING THE NOMINEES FOR ELECTION AS DIRECTOR AND RECOMMEND THAT THE PROPOSAL BE APPROVED.

COMMITTEES

  Messrs. Dietz, Garretson and Simonet (none of whom are interested persons of either Fund) are members of the Audit Committee of the Board of Directors of each Fund. Mr. Dietz was appointed to the Audit Committees in September, 1997. Each Audit Committee meets with the independent auditors at least annually to review the results of the examination of the respective Fund's financial statements and any other matters relating to such Fund. The Funds do not have nominating or compensation committees.

  During the fiscal year ended December 31, 1997, the Board of Directors of each Fund held four meetings and two meetings of its respective Audit Committee. Each director attended all of the meetings of the Board of Directors and each committee of which he was a member that were held in the fiscal year ended December 31, 1997.

DIRECTOR COMPENSATION

  The following directors were paid director's fees in the following amounts during the year ended December 31, 1997. Neither Fund paid any compensation to any interested director during the year, and the amounts set forth below represent the total payments made by each Fund to its directors last year.

                                                           MAIRS AND POWER     MAIRS AND POWER
                                                          GROWTH FUND, INC.  BALANCED FUND, INC.
                                                          -----------------  -------------------
Charlton Dietz(1)                                             $   5,400           $     600
Donald E. Garretson                                              10,800               1,200
J. Thomas Simonet                                                10,800               1,200

---------------------
(1) Mr. Dietz was appointed to the Board of Directors of each Fund in September, 1997.

                      II.  PROPOSAL TO ADOPT AN AMENDMENT
                      TO THE ARTICLES OF INCORPORATION OF
                       MAIRS AND POWER GROWTH FUND, INC.

  On April 17, 1998, the Board of Directors of Mairs and Power Growth Fund, Inc. adopted a resolution to amend Article VI of the Fund's Amended and Restated Articles of Incorporation to increase the total number of authorized shares to 25,000,000 shares, $.01 par value per share, from the 10,000,000 shares, $.01 par value per share, currently authorized, subject to shareholder approval. If approved by the shareholders of Mairs and Power Growth Fund, Inc., Article VI of the Amended and Restated Articles will be amended to read as follows:

    The total authorized number of shares in this corporation shall be twenty-five million (25,000,000) shares which shall have a par value of one cent ($.01) per share.

  On March 31, 1998, there were 5,572,521 shares of common stock of Mairs and Power Growth Fund, Inc. outstanding. The Board of Directors believes that increasing the number of authorized shares will benefit the Fund by ensuring that a sufficient number of shares is available to respond to future demand by investors. The proposed amendment will also ensure that shares are available, if needed, for issuance in connection with stock splits and stock dividends, although the Board of Directors has no present intention of declaring such dividends. Increasing the number of authorized shares will allow the Fund to issue additional shares without delay and without the expense and necessity of holding a special shareholders' meeting in the future.

  The newly authorized shares will be available for issuance without further action by the shareholders except as required by Minnesota law and the Investment Company Act. Under the Articles of Incorporation, the Fund is authorized to issue only a single class of common stock. The additional shares will be identical to the common stock the Fund now has authorized.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF THE MAIRS AND POWER GROWTH FUND, INC. HAVE REVIEWED THE PROPOSAL TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES AND RECOMMEND THAT THE PROPOSAL BE APPROVED.

            III.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund has appointed Ernst & Young LLP as the independent auditors for each Fund for its fiscal year ending December 31, 1998. Ernst & Young LLP, together with its predecessor firms, has acted as independent auditor for the Funds since their inception. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

  PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE SELECTED ERNST & YOUNG LLP TO CONTINUE AS THE INDEPENDENT AUDITOR FOR EACH FUND AND RECOMMEND A VOTE IN FAVOR OF THE RATIFICATION OF SUCH SELECTION.

                               SECURITY OWNERSHIP

  The following tables set forth certain information regarding the beneficial ownership of the shares of common stock of each Fund as of March 31, 1998 by (i) each person known to a Fund to be the beneficial owner of 5% or more of its common stock, (ii) each director and nominee for director, and (iii) by all directors and officers of a Fund as a group. All of the shares of a Fund over which a person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned, in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as indicated by footnote, each person or entity identified has sole voting and investment power with respect to all shares of common stock of a Fund shown as beneficially owned by him or it.

                                     SHARES OF                            SHARES OF
                                  MAIRS AND POWER      PERCENTAGE      MAIRS AND POWER      PERCENTAGE
             NAME                GROWTH FUND, INC.       OWNED       BALANCED FUND, INC.      OWNED
------------------------------  -------------------   ------------   -------------------   ------------
Smyth Profit Sharing and              74,102              1.3%             27,683              8.3%
Savings Plan
  1085 Snelling Ave. North
  St. Paul, Minnesota 55108
Charlton Dietz                            31             *                      3             *
William B. Frels                       2,687(1)(2)       *                    443(2)          *
Donald E. Garretson                    4,200(3)          *                  1,654             *
George A. Mairs, III                  23,850(2)(4)       *                    577(2)(5)       *
Peter G. Robb                          1,290(2)(6)       *                      0(2)          *
J. Thomas Simonet                      2,526             *                  2,374             *
All Directors and Officers            41,520             *                  8,842              2.6%
  as a group (7 persons)

---------------------
 *  Indicates an amount less than 1%.

(1) Consists of 2,409 shares held by a profit sharing trust for the benefit of Mr. Frels and 278 shares held by members of Mr. Frels' immediate family.

(2) Does not include 26,590 shares of Mairs and Power Growth Fund, Inc. and 3,309 shares of Mairs and Power Balanced Fund, Inc. held by a profit sharing trust of which Messrs. Frels, Mairs and Robb are trustees with shared voting power.

(3) Includes 86 shares held by Mr. Garretson's wife.

(4) Includes 17,479 shares held by a profit sharing trust for the benefit of Mr. Mairs and 195 shares held by Mr. Mairs' wife.

(5) Includes 477 shares held by Mr. Mairs' wife.

(6) Includes 733 shares held by a profit sharing trust for the benefit of Mr. Robb and 508 shares held by Mr. Robb's wife.

                                  THE ADVISER

  Mairs and Power, Inc., a Minnesota corporation (the "Adviser"), provides investment services to each Fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is W-1420 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Officers and Directors of the Adviser and their respective ownership positions in the Adviser's common stock are: George A. Mairs, III, 44.4%, William B. Frels, 36.1%, and Peter G. Robb, 19.5%. The Adviser has been the investment adviser for the Funds since their inception. The Adviser performs this service under the terms of an Investment Advisory Agreement (the "Agreement") which was submitted to and approved by the shareholders of each Fund at their respective annual meetings on March 20, 1972, and was approved by the Board of Directors of each Fund, including a majority of the directors who were not parties to such Agreement, or interested persons of any such party, at its meeting on the same date. The Agreement must be approved annually by a majority of the Board of Directors of each Fund, including a majority of those directors who are not parties to the Agreement, or interested persons of any such party.

  The Board of Directors of each Fund, including the three directors who are not interested persons, voted unanimously at their December 3, 1997 meetings to renew the Agreement for one year under its present terms.

  Under the terms of the Agreement, the Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each Fund. In return for these services, each Fund agrees to pay Mairs and Power, Inc. a fee of 1/20 of 1% of each Fund's net assets per month (0.6% annually) calculated and paid on the last valuation date for each Fund's shares each month. The Agreement provides that the fee will be reduced to the extent necessary to comply with state securities regulations to which each Fund may be subject.

  The Agreement may be terminated at any time with respect to a Fund, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act and the rules promulgated thereunder).

  The Agreement may be amended at any time so long as: (i) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in Section 2(a)(42) of the Investment Company Act; and (ii) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each Fund or the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

                            MANAGEMENT OF THE FUNDS

  The following persons are officers of the Funds who have been elected to serve until May 1998, and until their successors are elected and qualified.

           NAME                 AGE                             OFFICE
--------------------------      ---      ----------------------------------------------------
George A. Mairs, III            69       President, Mairs and Power Growth Fund
                                         Secretary, Mairs and Power Balanced Fund
William B. Frels                58       President, Mairs and Power Balanced Fund
                                         Secretary, Mairs and Power Growth Fund
Peter G. Robb                   49       Vice President, Mairs and Power Balanced Fund
                                         and Mairs and Power Growth Fund
Lisa J. Hartzell                53       Treasurer, Mairs and Power Balanced Fund
                                         and Mairs and Power Growth Fund

  For information regarding the principal occupation during the past five years of Messrs. Mairs, Frels, and Robb, see "Proposal for Election of Directors -- Nominees for Election as Director."

    LISA J. HARTZELL. Ms. Hartzell has been Treasurer of both Funds, and the manager of Mutual Fund Services since May 1996. Ms. Hartzell was the Administrator to the Funds between February 1993 and May 1996.

  Officers of the Funds receive no direct compensation from the Funds for their services.

                       PROPOSALS FOR 1999 ANNUAL MEETING

  Any shareholder who desires to submit a proposal for inclusion in either Fund's 1999 Proxy Statement should submit the proposal in writing to the Board of Directors of the respective Fund at W-1420 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. The respective Fund must receive such a proposal by December 18, 1998 in order to consider it for inclusion in either Fund's 1999 Proxy Statement.

                            EXPENSES OF SOLICITATION

  The cost of this solicitation of Proxies will be paid by each Fund. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Funds' regular employees who will receive no additional compensation for their services in connection with the solicitation.

                                 ANNUAL REPORT

  A copy of the 1997 Annual Report to Shareholders of each Fund has previously been sent to the shareholders of each Fund. Shareholders may receive additional copies of the Annual Report for Mairs and Power Growth Fund, Inc., without charge, by calling (800) 304-7404 or by writing to Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Shareholders may receive additional copies of the Annual Report for Mairs and Power Balanced Fund, Inc., without charge, by calling (612) 222-8478 or by writing to such Fund at W-1420 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. No part of either Fund's 1997 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                  George A. Mairs III, President

Saint Paul, Minnesota
April 17, 1998

   MAIRS AND POWER BALANCED FUND, INC. W-1420 First National Bank Bldg., 332
                      Minnesota Street, St. Paul, MN 55101

                                   PROXY CARD
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS MAY
                                    18, 1998

    The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 17, 1998, hereby appoints Donald E. Garretson and George A. Mairs, III or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Balanced Fund, Inc. held of record by the undersigned on March 31, 1998, at the annual meeting of shareholders to be held on May 18, 1998 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota at 11:00 a.m., and at any adjournments thereof.

                    The Board of Directors recommends a vote FOR:                      Please vote by filling in the boxes below.
1. PROPOSAL TO ELECT SIX DIRECTORS FOR A TERM OF ONE YEAR.                                         FOR                 WITHHOLD
  Nominees: Charlton Dietz, William B. Frels, Donald E. Garretson, George A. Mairs,    all director nominees listed   AUTHORITY
  III,                                                                                 at left, except any nominee
  Peter G. Robb, J. Thomas Simonet.                                                      whose name is written in
  INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that         by shareholders.
  nominee's name in the space provided.                                                            / /                   / /
  -----------------------------------------------------------------------------------
2. PROPOSAL TO RATIFY ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.                               FOR          AGAINST    ABSTAIN
                                                                                               / /            / /        / /
3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PROXIES TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
  BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS THAT WILL BE
  PRESENTED AT THE MEETING FOR A SHAREHOLDER VOTE.

                                     (Continued, and to be signed on other side)

       UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR
                  THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2
                     IDENTIFIED ON THE REVERSE SIDE HEREOF.

                                                  Please sign exactly as name
                                                  appears on this card. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  Date:       ____________, 1998
                                                  ______________________________
                                                  ______________________________
                                                           Signature(s)

                                                  (When signing as attorney,
                                                  administrator, trustee,
                                                  guardian or corporate officer,
                                                  please so indicate and give
                                                  your full title. If a
                                                  corporation or partnership
                                                  please sign in full corporate
                                                  or partnership name by an
                                                  authorized person.)

                                                  Please mark, date, sign and
                                                  return this proxy in the
                                                  enclosed envelope.